BNY Mellon Emerging Markets Fund
SCHEDULE OF INVESTMENTS
November 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 96.4%
Australia — .5%
BHP Group Ltd.	31,298	857,668
Brazil — 4.1%
Banco Bradesco SA, ADR	883,276	3,268,121
Lojas Renner SA	592,212	1,760,710
TOTVS SA	264,022	2,131,328
		7,160,159
Chile — 1.6%
Antofagasta PLC	76,145	2,787,264
China — 20.3%
Anker Innovations Technology Co. Ltd., Cl. A	161,900	2,533,210
Atour Lifestyle Holdings Ltd., ADR	60,180	2,309,107
China Merchants Bank Co. Ltd., Cl. H	325,000	2,182,690
Contemporary Amperex Technology Co. Ltd., Cl. A	82,000	4,339,413
Jiangsu Hengli Hydraulic Co. Ltd., Cl. A	112,700	1,616,510
Midea Group Co. Ltd., Cl. A	309,000	3,488,116
NetEase, Inc.	62,600	1,731,150
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl. A	43,700	1,260,673
Tencent Holdings Ltd.	165,700	13,095,374
Wuxi Biologics Cayman, Inc.(a),(b)	46,000	184,681
Yutong Bus Co. Ltd., Cl. A	576,600	2,533,381
		35,274,305
France — 1.9%
TotalEnergies SE	49,424	3,247,997
Hong Kong — 9.3%
AIA Group Ltd.	573,600	5,977,002
Alibaba Group Holding Ltd.	201,000	3,961,157
Hong Kong Exchanges & Clearing Ltd.	62,900	3,344,671
Pacific Basin Shipping Ltd.	3,450,000	1,154,186
SITC International Holdings Co. Ltd.	497,000	1,709,980
		16,146,996
India — 14.8%
Eternal Ltd.(b)	509,597	1,713,235
HDFC Bank Ltd.	380,455	4,292,949
Infosys Ltd.	73,941	1,294,675
KEI Industries Ltd.	42,969	1,991,457
Mahindra & Mahindra Ltd.	62,210	2,612,487
MakeMyTrip Ltd.(b),(c)	26,626	1,900,830
Marico Ltd.	444,335	3,562,837
Reliance Industries Ltd.	100,605	1,764,300
Tata Consultancy Services Ltd.	47,290	1,661,882
Titan Co. Ltd.	67,831	2,963,549
Tube Investments of India Ltd.	58,595	1,823,595
		25,581,796
Indonesia — 1.6%
Bank Central Asia Tbk PT	5,670,800	2,829,806
Ireland — 1.6%
PDD Holdings, Inc., ADR(b)	23,687	2,749,587

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 96.4% (continued)
Mexico — 3.2%
BBB Foods, Inc., Cl. A(b),(c)	36,201	1,179,429
Fomento Economico Mexicano SAB de CV	197,233	1,891,932
Grupo Financiero Banorte SAB de CV, Cl. O	107,595	1,035,678
Qualitas Controladora SAB de CV	153,677	1,527,029
		5,634,068
Peru — 1.4%
Credicorp Ltd.	9,133	2,349,099
Philippines — .8%
Ayala Corp.	166,390	1,347,358
Russia — .0%
LUKOIL PJSC, ADR(b),(d)	85,809	0
Sberbank of Russia PJSC, ADR(b),(d)	884,047	0
X5 Retail Group NV, GDR(b),(d)	198,889	0
		0
Singapore — 2.5%
Grab Holdings Ltd., Cl. A(b)	253,273	1,380,338
Sea Ltd., ADR(b)	8,870	1,233,019
Trip.com Group Ltd.	25,200	1,756,425
		4,369,782
South Africa — 1.8%
Shoprite Holdings Ltd.	198,851	3,188,294
South Korea — 9.7%
HD Hyundai Marine Solution Co. Ltd.	14,866	1,884,094
Hugel, Inc.(b)	11,357	1,765,999
KT Corp.	54,129	1,855,858
LG Energy Solution Ltd.(b)	5,296	1,477,577
Samsung Electronics Co. Ltd.	68,728	4,695,040
SK hynix, Inc.	14,033	5,054,423
		16,732,991
Sweden — .8%
Epiroc AB, Cl. A	61,816	1,328,281
Taiwan — 17.3%
Advantech Co. Ltd.	306,000	2,817,628
Airtac International Group	32,527	935,747
Chroma ATE, Inc.	36,000	941,836
Delta Electronics, Inc.	91,000	2,702,642
MediaTek, Inc.	38,000	1,690,979
Taiwan Semiconductor Manufacturing Co. Ltd.	394,000	18,111,592
Uni-President Enterprises Corp.	698,000	1,701,145
Voltronic Power Technology Corp.	31,000	1,149,250
		30,050,819
Turkey — 1.4%
BIM Birlesik Magazalar AS(c)	187,676	2,381,072
United States — .9%
SLB Ltd.	40,665	1,473,699
Uruguay — .9%
MercadoLibre, Inc.(b)	722	1,495,825
Total Common Stocks (cost $135,471,318)		166,986,866

Description	Preferred Dividend Rate (%)	Shares	Value ($)
Preferred Stocks — 1.7%
Brazil — 1.7%
Itau Unibanco Holding SA (cost $2,645,081)	2.64	381,194	2,972,226

	1-Day Yield (%)
Investment Companies — 1.8%
Registered Investment Companies — 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(e) (cost $3,154,849)	4.15	3,154,849	3,154,849
Investment of Cash Collateral for Securities Loaned — .4%
Registered Investment Companies — .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(e) (cost $706,219)	4.15	706,219	706,219
Total Investments (cost $141,977,467)		100.3%	173,820,160
Liabilities, Less Cash and Receivables		(.3%)	(467,567)
Net Assets		100.0%	173,352,593

ADR—American Depositary Receipt
GDR—Global Depositary Receipt

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2025, these securities amounted to $184,681 or .1% of net assets.

(b)	Non-income producing security.
(c)
Security, or portion thereof, on loan. At November 30, 2025, the value of the fund’s securities on loan was $1,854,688 and the value of the collateral was
$1,907,806, consisting of cash collateral of $706,219 and U.S. Government & Agency securities valued at $1,201,587.  In addition, the value of collateral may include pending sales that are also on loan.

(d)	The fund held Level 3 securities at November 30, 2025. These securities were valued at $0 or .0% of net assets.
(e)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Emerging Markets Fund
November 30, 2025 (Unaudited)
The following is a summary of the inputs used as of November 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total

Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	27,685,731	139,301,135††	0	166,986,866
Equity Securities - Preferred Stocks	2,972,226	—	—	2,972,226
Investment Companies	3,861,068	—	—	3,861,068
	34,519,025	139,301,135	0	173,820,160

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At November 30, 2025, accumulated net unrealized appreciation on investments was $31,842,693, consisting of $52,236,253 gross unrealized appreciation and $20,393,560 gross unrealized depreciation.
At November 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.